January 2017 Exhibit 99.2

Forward Looking Statements This presentation contains forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statement s relate to the Company’s product candidates, clinical and regulatory processes and objectives, potential benefits of the Company’s product c and idates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may d iffer materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials, the potential advantages of the Company’s product candidates and the Company’s capital needs. Among other things, the projected commencement and completion of the Company’s clinical trials may be affected by difficulties or delays. In addition, the Company’s results may be affected by i ts ability to manage its financial resources, difficulties or delays in developing manufacturing processes for its product candidates, preclinical an d toxicology testing and regulatory developments. Delays in clinical programs, whether caused by competitive developments, adverse events , p atient enrollment rates, regulatory issues or other factors, could adversely affect the Company’s financial position and prospects. Pr ior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results. If the Company’s pro duc t candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will no t be able to market them. The Company may not be able to enter into any strategic partnership agreements. Operating expense and cash flow pro jections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, th e t iming and outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and st rategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it m ay have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. The Compa ny is at an early stage of development and may not ever have any products that generate significant revenue. The forward - looking statements contained in this presentation are further qualified by the detailed discussion of risks and uncertainties set forth in the documents f ile d by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations. 2

Lipocine Investment Highlights

Focused on Innovative Products for Men's and Women's Health

Pipeline of late-stage assets derived from its proprietary Lip'ral technology

Lead asset LPCN 1021: Potential first oral TRT option

- Differentiated product targeting ~$2.0 Billion established US TRT market
- Targets significant unmet need with first entrant advantage
- Robust Phase 3 clinical data with branded market leader as active control
- Fixed dose studies on-going with topline results expected in 2Q 2017

Additional pipeline assets advancing towards "Phase 3 ready" status

- LPCN 1111: Next generation potential once-daily oral TRT option
  - Positive top-line Phase 2b study results
  - Daily dose identified for the pivotal Phase 3 study
- LPCN 1107: Orphan designated oral alternative for the prevention of preterm birth
  - Avoids painful injections and injection site reaction
  - Phase 3 study design feedback received from FDA

3

LIPOCINE®
ENHANCING HEALTH

Late - Stage Pipeline First Oral Products Targeting Significant Opportunities PRODUCT (Indication) RESEARCH / PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA MEN'S HEALTH LPCN 1021 (Oral Testosterone Replacement Therapy) LPCN 1111 (Next Generation Oral T) WOMEN'S HEALTH LPCN 1107 (Prevention of Preterm Birth) Fixed Dose Studies On - Going 4

2016 2014 2015 350 375 400 425 450 475 500 525 550 575 Sep 14 Oct 14 Nov 14 Dec 14 Jan 15 Feb 15 Mar 15 Apr 15 May 15 Jun 15 Jul 15 Aug 15 Sep 15 Oct 15 Nov 15 Dec 15 Jan 16 Feb 16 Mar 16 Apr 16 May 16 Jun 16 Jul 16 Aug 16 Sep 16 Monthly TRx (000s) FDA Label Guidance TRT Market: Monthly TRx Trend Stable Following FDA Label Guidance ▪ No TRx impact of FDA TRT label change ▪ Monthly TRx stable around 540,000/month 5

TRT Market: Current Therapies Topicals and Injectables Have Limitations X Black Box Warning • Secondary exposure to testosterone X No freedom to use around pregnant loved ones X Skin irritation potential X Messy to apply and wait to dress X Black Box Warning • Pulmonary oil micro embolism (POME) and anaphylaxis shock X Pain from injection X Needle phobia, needle fatigue X Scarring/injection site reactions X Risk of infection X Not flexible for dose reversals Topicals Injectables / Implants 6

Challenges with Oral TRT LPCN 1021 Designed to Overcome Issues ▪ Native testosterone has poor oral bioavailability with a very short half life (~30 min) – Impractical frequent daily doses would be required to obtain effective levels – Inconsistent and unpredictable performance ▪ Methyl testosterone – Liver toxicity – Unsafe for chronic use ▪ LPCN 1021: Novel product primarily directing Testosterone Undecanoate (TU) into the lymph – Maintains effective T blood levels in eugonadal range when dosed twice daily – Consistent and predictable performance – By - passes liver in first pass metabolism 7

LPCN 1021: First Oral Option

Profile Demonstrated Clinically in SOAR Trial

EFFICACY

- LPCN 1021 met primary endpoint: 87% response rate vs. FDA requirement of 75%*
- Secondary endpoints generally consistent with approved products
- Cmax excursions were transient*
- T levels not affected by food fat content

SAFETY

- 52 week long term exposure data
- Well tolerated
- AE profile comparable to active control, including GI*
- No cardiac, hepatic or drug related SAEs
- AEs for subjects with Cmax > 1500 ng/dL are comparable to that for subjects with Cmax < 1500 ng/dL*

DIFFERENTIATION vs MARKET LEADER

- Not prone to accidental T transference
- Patient preferred oral option

* See Appendix for Phase 3 study design and results

8

LIPOCINE
ENHANCING HEALTH

LPCN 1021: Path Forward Committed to Bringing to Patients ▪ Complete Response Letter (CRL) received from FDA on June 28, 2016 ▪ Post Action Meeting Completed: – FDA noted that proposed fixed dose dosing regimen might be acceptable ▪ Fixed dose studies on - going – Open label, fixed dose, single arm study of 100 subjects treated for 24 days with typical TRT efficacy endpoints ▪ Dosing Validation (DV) study: 450 mg fixed dose divided into two equal doses ▪ Dosing Flexibility (DF) study: 450 mg fixed dose divided into three equal doses ▪ Top - line results from fixed dose studies anticipated in 2Q 2017 9

LPCN 1111: Next Generation Oral TRT Potential Once - Daily Dosing ▪ Novel bio - reversible prodrug of testosterone for oral delivery ▪ Once - daily potential expected to sustain and improve market share of oral T franchise ▪ Once daily feasibility established in Phase 2a and 2b clinical trials – Single - daily oral dose provides T levels in eugonadal range ▪ Development status – Next step: Preclinical toxicity study followed by End of Phase 2 meeting 10

LPCN 1111: Phase 2b Results / Highlights Met Primary Study Objectives ▪ Once - daily dose identified for the pivotal Phase 3 study ▪ Target once - daily Phase 3 dose met both primary and secondary end points ▪ Good dose - response relationship was observed ▪ Well tolerated with no drug - related severe or serious adverse events reported ▪ Results confirm prior Phase 2a study results 11

Preterm Birth (PTB): Unmet Need Billion $ Opportunity ▪ One preterm infant per minute in the U.S. 1 ▪ 11.7% of all US pregnancies 2 result in PTB (< 37 weeks) - a leading cause of neonatal mortality and morbidity 3 ▪ ~10x more first year medical costs are for PTB infants than for full term infants 4 ▪ ≥ $26 billion economic impact: 4 $1 billion market opportunity 5 1 Pediatric Research (2006) 60, 775 – 776 2 CDC (2010) 3 J . Maternal - Fetal and Neonatal Medicine, Dec. 2006, 19(12), 773 – 782 4 Institute of Medicine of the National Academies. Jul.2006 5 AMAG Pharmaceuticals presentation 09/29/2014 12

LPCN 1107: First Oral PTB Candidate

Addresses Unmet Need

LPCN 1107- Oral HPC



- Elimination of 18-22 injections
- Steady state achieved in 7 days
  - Enables sooner HPC levels in patients
- Orphan drug designation
  - Major contribution to patient care
- In PK dose finding study, all subjects in 800 mg BID arm had Cavg > 8.2 ng/mL*

Makena® - IM HPC



- Viscous oily weekly Injections
- Total of 18-22 injections
  - Weekly visit to/by health care provider
  - Injection takes up to 1 min
  - ~35% of patients experienced injection site pain during clinical trial
  - ~17% of patients reported site swelling-much greater than placebo during clinical trial
- Longer time to steady state
  - Slower / lower HPC levels in patients
- In PK dose finding study, 20% of IM subjects had Cavg < 8.2 ng/mL*

13

* See Appendix for literature on relevance of HPC levels and efficacy

LIPOCINE
ENHANCING HEALTH

Preterm Birth (PTB) Commercial Landscape Competitive Breakout Route - of - administration is an unmet medical need with current treatment options Compounded Hydroxyprogesterone Caproate 37% Makena 1 33% All - Other 30% $1B Market Opportunity 1. AMAG estimates Makena market share based on distributor dispensing data and all other market share estimates based on physician market research data. AMAG estimates 2016 Makena sales to be between $340 - $350M. 14

LPCN 1107: Development Status End of Phase 2 Meeting and Type C Meeting Complete ▪ Proposed Indication – To reduce the risk of preterm birth in women with a singleton pregnancy who have a history of singleton spontaneous preterm birth ▪ Critical Phase 3 study design input received from FDA: – Agreed to a randomized, open - label, two - arm clinical study to include a LPCN 1107 arm and a comparator intramuscular (“IM”) arm with treatment up to 23 weeks – Provided positive feedback on the proposed 800 mg BID Phase 3 dose and dosing regimen – Confirmed the use of a surrogate primary endpoint focusing on rate of delivery less than 37 weeks gestation rather than on clinical infant outcomes – Acknowledged that the use of a gestational age endpoint would likely lead to Subpart H approval as opposed to full approval – Recommended a non - inferiority study margin of 7% with interim analyses ▪ Next steps: – Submit Phase 3 protocol to FDA via Special Protocol Assessment – Conduct CMC activities prior to initiation of Phase 3 study 15

Upcoming Milestones Near Term Value Drivers Event Expected Timing LPCN 1021: Top - line efficacy results from fixed dose studies ( LPCN 1021 - 16 - 002 (DV Study) and LPCN 1021 - 16 - 003 (DF Study ) ) 2Q17 LPCN 1111: End of Phase 2 meeting with FDA 2H17 LPCN 1107: Submit Phase 3 protocol to FDA via SPA 1H17 16

Key Financial Metrics Compelling Value Proposition Ticker Symbol LPCN (Nasdaq Capital Market) Closing Stock Price (1/4/17) $3.85/share Market Capitalization (1/4/17) $70.3 million Fully Diluted Shares Outstanding (9/30/16) 20.4 million Cash Balance (9/30/16) $28.8 million Debt None 17

Lipocine Investment Highlights

Focused on Innovative Products for Men's and Women's Health

Pipeline of late-stage assets derived from its proprietary Lip'ral technology

Lead asset LPCN 1021: Potential first oral TRT option

- Differentiated product targeting ~$2.0 Billion established US TRT market
- Targets significant unmet need with first entrant advantage
- Robust Phase 3 clinical data with branded market leader as active control
- Fixed dose studies on-going with topline results expected in 2Q 2017

Additional pipeline assets advancing towards "Phase 3 ready" status

- LPCN 1111: Next generation potential once-daily oral TRT option
  - Positive top-line Phase 2b study results
  - Daily dose identified for the pivotal Phase 3 study
- LPCN 1107: Orphan designated oral alternative for the prevention of preterm birth
  - Avoids painful injections and injection site reaction
  - Phase 3 study design feedback received from FDA

18

LIPOCINE
ENHANCING HEALTH

Appendix 19

LPCN 1021: Phase 2 Study Design 20 Group Dose (mg) (BID) Number of Subjects Sampling Time LPCN 1021 Placebo 1 75 16 4 Intensive PK (0 - 24 hr ) : Day ‘ - 1’ (Baseline), Day 1, 8 and 15 Pre - Dose (Pre - AM, 0hr) : Day 6, 7, 13 and 14 2 150 16 4 3 225 16 4 4 300 9 3 Intensive PK (0 - 24 hr ) : Day ‘ - 1’ (Baseline), Day 1, 15 and 29 12 Hour PK (0 - 12 hr AM) : Day 8 and 22 Pre - Dose (Pre - AM, 0hr) : Day 6, 7, 13 and 14 5 225 9 3

LPCN 1021: Phase 2 Study Results Responder Analysis 21 1 Groups III and V combined % of Subjects meeting the criteria on Day 15 PK Parameters Criteria / Target 75mg BID 150mg BID 225mg 1 BID 300mg BID N UMBER OF SUBJECTS 16 15 24 9 P RIMARY E ND P OINTS C ave, 0 - 24h 300 - 1140 ng/dL ≥ 75% 44 47 83 100 Lower Bound 95% CI ≥ 65% 27 35 69 79 S ECONDARY E ND P OINTS C max ≤ 1500 ng/dL ≥ 85% 100 100 88 44 C max 1800 - 2500 ng/dL ≤ 5% 0 0 0 11 C max > 2500 ng/dL 0 0 0 0 33

LPCN 1021: Phase 3 Design Study of Androgen Replacement (SOAR) 22 Open - label, randomized, active - controlled study of LPCN 1021 in hypogonadal men Screening N=315 0 Week 4 Week 8 Randomization LPCN 1021 225 mg, TU, BID with Meal (n=210) Active Control (n=105) PK/Dose Titration PK/Dose Titration PK/Efficacy Assessment Safety Assessment Week 13 Week 52 Safety Extension (up to Week 52)

LPCN 1021: SOAR Trial Efficacy Results Achieved Primary Endpoint Measure FDA Targets Efficacy Population* 1,2 Full Analysis Set #1 Number of subjects 151 193 % subjects with C avg w ithin normal range (300 - 1140 ng/ dL ) ≥75% 87.4% 87.0% 95 % CI lower bound ≥ 65% 81.7% 82.0% Parameter Mean (CV) Mean (CV) C avg ( ng / dL ) 446 (38%) 471 (41%) ▪ LPCN 1021 met both primary endpoint targets * Subjects randomized into the study with at least one PK profile and no significant protocol deviations # Subjects randomized into the study with at least one post - baseline efficacy variable response 1 Missing data imputed by LOCF 2 3.3% of subjects were non - responders ( C avg <300 ng/ dL at highest (300 mg) dose) 23

LPCN 1021: SOAR Trial Efficacy Results Secondary Endpoints ▪ Proportion of subjects achieving maximum serum total T concentrations (Cmax) in predefined Cmax range Measure FDA Threshold 1 Efficacy Population Number of subjects 151 C max < 1500 ng/ dL ≥ 85% 82.8% 1800 ≤ C max ≤ 2500 ng/ dL ≤ 5% 4.6% C max > 2500 ng/ dL None 2.0% ▪ Results generally consistent with approved TRT products ▪ Reported adverse event profiles not correlated to observed T C max levels 24 1 Current C max acceptance criteria was originally developed for transdermal administration of testosterone

LPCN 1021: SOAR Trial Safety Results Demonstrated Safety Over 52 Weeks AE’s greater than 5% LPCN 1021 Active Control Upper Respiratory Tract Infection 5.2% 5.8% Fatigue 2.4% 6.7% ADRs greater than 2% LPCN 1021 Active Control Headache 0.5% 2.9% Acne 2.4% 0.0% Safety Population: Subjects who received at least one dose of study drug, comprised of 314 subjects; 210 who received LPCN 1021 and 104 who received the active control 25

Subjects with Cmax > 1500 ng/dL ▪ Cmax excursions following administration of LPCN 1021 are transient / short lived ▪ AE’s are comparable for subjects that have Cmax > 1500 ng/ dL and subjects that have Cmax < 1500 ng/ dL 21.9 hrs 2.1 hrs 0 6 12 18 24 Time below 1500 ng/dL Time above 1500 ng/dL Time (hrs) AE’s greater than 5% in all patients Cmax (ng/dL) >1500 < 1500 Upper Respiratory Tract Infection 2.6% 5.9% Fatigue 0% 2.5% ADRs greater than 2% in all patients Cmax (ng/dL) >1500 < 1500 Headache 0% 0.9% Acne 2.6% 0.9% AEs & ADRs based on Cmax * * Cmax on Efficacy day and AEs / ADRs following Efficacy day LPCN 1021: SOAR Trial Cmax Excursion Transiency / Impact

46.3% 27.0% 26.9% 31.3 % Quartile 1: 3.7 - 8.1 ng/mL Quartile 2: 8.2 - 9.8 ng/mL Quartile 3: 9.9 - 12.4 ng/mL Quartile 4: 12.5 - 56 ng/mL 15 25 35 45 55 6 8 10 12 14 16 PTB rate (%) HPC plasma concentration (ng/mL) LPCN 1107: HPC Literature Data HPC Concentration Versus PTB Rate 27 Source: Caritis et.al., Am J Obstet Gynecol. 2014 February ; 210(2): 128.e1 – 128.e6 HPC concentration in plasma was measured prior to dose administration at 25 – 28 weeks gestation ▪ Mean PTB rate across all Quartiles (all concentrations): 33.7% ▪ Mean PTB rate in Quartile 2 to 4 (when HPC concentration > 8.2 ng/mL): 29.3%